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                                                                 EXHIBIT 23.1

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Dresser Industries' Registration Statement (Form S-8 No. 33-52067) pertaining to the Savings Plan for Employees of Baroid Corporation of our report dated June 27, 1994, with respect to the financial statements and schedules of the Baroid Corporation Savings Plan for Employees included in this Annual Report (Form 11-K) for the year ended December 31, 1993.


                                                         ERNST & YOUNG

Houston, Texas
June 29, 1994